UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement              |_| Confidential, for Use of the
                                                 Commission Only (as permitted
|_| Definitive Proxy Statement                   by Rule 14a-6(e)(2))

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to ss. 240.14a-12

                        Brainstorm Cell Therapeutics Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:
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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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    (5) Total fee paid:
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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
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

                        BRAINSTORM CELL THERAPEUTICS INC.
                        110 EAST 59TH STREET, 25TH FLOOR
                               NEW YORK, NY 10022
                                 (212) 557-9000

                                                                 August 22, 2006

Dear Shareholder:

      Brainstorm Cell Therapeutics Inc. will hold its 2006 Annual Meeting of shareholders on September 20, 2006 beginning at 10:00 a.m., New York City time, at the offices of the Company, 110 East 59th Street, 25th Floor, New York, NY 10022. We look forward to your attending either in person or by proxy. The enclosed notice of meeting, the proxy statement, and the proxy card from the Board of Directors describe the matters to be acted upon at the meeting.

      Your vote is important. Whether or not you expect to attend the meeting, your shares should be represented. Therefore, we urge you to complete, sign, date and promptly return the enclosed proxy card.

      On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in our company.

                                                        Sincerely yours,

                                                        YORAM DRUCKER
                                                        Chief Operating Officer

                        BRAINSTORM CELL THERAPEUTICS INC.

                        110 EAST 59TH STREET, 25TH FLOOR
                               NEW YORK, NY 10022
                                 (212) 557-9000

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 20, 2006
--------------------------------------------------------------------------------

To the Shareholders of Brainstorm Cell Therapeutics Inc.:

      Notice is hereby given that the 2006 Annual Meeting of Shareholders (the "Meeting") of Brainstorm Cell Therapeutics Inc. (the "Company") will be held on September 20, 2006 at 10:00 a.m., New York City time, at the offices of the Company, 110 East 59th Street, 25th Floor, New York, NY 10022, for the following purposes:

      1. To elect one (1) Class I director for a one-year term, one (1) Class II director for a two-year term and one (1) Class III director for a three-year term;

      2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 440,000,000;

      3. To authorize the Board of Directors of the Company, in its discretion, should it deem it to be appropriate and in the best interests of the Company and its shareholders, to amend the Company's Articles of Incorporation to eliminate the class of Preferred Stock and all authorized shares of Preferred Stock;

      4. To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company's independent registered public accounting firm for the current fiscal year; and

      5. To transact such other business that may properly come before the Meeting and any adjournments or postponements of the Meeting.

      The Board of Directors has fixed the close of business on July 21, 2006 as the record date for the Meeting. All shareholders of record on that date are entitled to notice of, and to vote at, the Meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                              By Order of the Board of Directors

                                                              YORAM DRUCKER
                                                              Secretary
                                                              New York, New York
                                                              August 22, 2006

                        BRAINSTORM CELL THERAPEUTICS INC.

                           --------------------------
                                 PROXY STATEMENT
                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2006

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Brainstorm Cell Therapeutics Inc. (the "Company") for use at the 2006 Annual Meeting of Shareholders (the "Meeting") to be held on September 20, 2006, at the time and place set forth in the accompanying notice of the Meeting, and at any adjournments or postponements thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to shareholders is on or about August 25, 2006.

      The Company's principal executive offices are located at 110 East 59th Street, 25th Floor, New York, New York 10022, telephone number (212) 557-9000.

VOTING AND REVOCABILITY OF PROXIES

      If the enclosed proxy is properly executed and is received prior to the meeting, it will be voted in the manner directed by the shareholder. If no instructions are specified with respect to any particular matter to be acted upon, properly executed proxies will be voted:

      1.    FOR the election of our Class I nominee to the Board of Directors;

      2.    FOR the election of our Class II nominee to the Board of Directors;

      3.    FOR the election of our Class III nominee to the Board of Directors;

      4. FOR the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock from 200,000,000 to 440,000,000;

      5. FOR the authorization of the Board of Directors of the Company, in its discretion, to amend the Company's Articles of Incorporation to eliminate the class of Preferred Stock and all authorized shares of Preferred Stock;

      6. FOR the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company's independent registered public accounting firm for the current fiscal year; and

      7. At the discretion of the designated proxies named on the enclosed Proxy Card, on any other matter that may properly come before the Meeting, and any adjournment or postponement thereof.

       Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Meeting, by giving a duly executed proxy bearing a later date or by giving written notice of revocation to the Secretary of the Company any time before the proxy is exercised. A shareholder of record attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence, without further action, of a shareholder at the Meeting will not constitute revocation of a previously given proxy.

QUORUM AND REQUIRED VOTE

      The holders of one-third of all shares of Common Stock issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Votes withheld, abstentions and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes") shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

      The affirmative vote of the holders of a plurality of the issued and outstanding shares of the Company's Common Stock voting in person or by proxy and entitled to vote is required for the election of directors (Proposal No. 1). The affirmative vote of the holders of a majority of the shares entitled to vote is required to amend the Company's Articles of Incorporation (Proposal No. 2). The affirmative vote of the holders of a majority of the shares entitled to vote is required to authorize the Board of Directors to amend the Company's Articles of Incorporation to eliminate the class of Preferred Stock and all authorized shares of Preferred Stock (Proposal No. 3). The affirmative vote of the holders of a majority of the votes cast in person or by proxy of the shares entitled to vote is required to ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company's independent registered public accounting firm for the current fiscal year (Proposal No. 4).

      Shares which abstain from voting on a particular matter and broker non-votes will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter, except for the proposal to amend and restate the Articles of Incorporation and the proposal to authorize the Board of Directors to amend the Articles of Incorporation to eliminate the class of Preferred Stock and all authorized shares of Preferred Stock. Abstentions and broker non-votes will have the same effect as a vote against Proposal No. 2 and Proposal No. 3.

RECORD DATE AND VOTING SECURITIES

      Only shareholders of record at the close of business on July 21, 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the close of business on that date, there were 23,429,961 shares of Common Stock outstanding and entitled to vote. Each outstanding share of the Company's Common Stock entitles the record holder to cast one (1) vote for each matter to be voted upon.

EXPENSES AND SOLICITATION

      The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting shareholders by mail through its regular employees, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee, and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some shareholders in person or by mail, telephone or facsimile following the original solicitation. Such officers and directors will receive no compensation in connection with any such solicitations, other than compensation paid pursuant to their duties described elsewhere in this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of March 31, 2006 with respect to the beneficial ownership of Common Stock of the Company by the following: (i) each of the Company's current directors; (ii) each of the Named Executive Officers; (iii) the former Chief Executive Officer of the Company;
(iv) all of the current executive officers and directors as a group; and (v) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock.

      For purposes of the following table, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, the Company believes that each person or entity named in the table has sole voting and investment power with respect to all shares of Brainstorm Common Stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC's rules, shares of Brainstorm Common Stock issuable upon exercise of options that are exercisable on or within 60 days after March 31, 2006 ("Presently Exercisable Options") or under warrants that are exercisable on or within 60 days after March 31, 2006 ("Presently Exercisable Warrants") are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the Common Stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the Common Stock beneficially owned by any other person or entity. Unless otherwise indicated, the address of each person listed in the table is c/o Brainstorm Cell Therapeutics Inc., 110 East 59th Street, 25th Floor, New York, NY 10022.

      The percentage of the Common Stock beneficially owned by each person or entity named in the following table is based on 22,854,587 shares of Common Stock outstanding as of March 31, 2006 plus any shares issuable upon exercise of Presently Exercisable Options and Presently Exercisable Warrants held by such person or entity.

                                                                        Shares Beneficially Owned
                                                                      ----------------------------
                                                                         Number          Percentage
           Name and Address of Beneficial Owner                        of Shares          of Class
------------------------------------------------------------------    -----------         --------
Directors, Nominees and Named Executive Officers
Dr. Yaffa Beck (Former Chief Executive Officer)                         800,000(1)           3.4%
Yoram Drucker                                                           751,230(2)           3.2%
David Stolick                                                           172,359(3)             *
Irit Arbel                                                            2,333,333(4)          10.2%
Michael Greenfield (Ben Ari)                                            100,000(5)             *
Robert Shorr                                                            100,000(6)             *
All current directors and executive officers as a group (5) persons   3,456,922             14.8%

5% Shareholders
Ramot at Tel Aviv University Ltd.                                     6,363,849(7)          21.8%
     32 Haim Levanon Street
     Tel Aviv University, Ramat Aviv
     Tel Aviv, L3 61392

Eldad Melamed                                                         2,688,178(8)          10.5%
     c/o Rabin Medical Center
     Beilinson Campus
     Sackler School of Medicine, Tel Aviv University
     Petah-Tikva, L3 49100

Daniel Offen                                                          2,688,177(9)          10.5%
     c/o Felsenstein Medical Research Center
     Rabin Medical Center, Tel Aviv University
     Petah-Tikva, L3 49100

Zegal & Ross Capital                                                  2,600,000(10)         11.4%
     1748 54th Street
     Brooklyn, New York 11204

Basad Holdings Ltd.                                                   1,610,000(11)          7.0%
     55 Ameer Avenue, Suite 9050
     Toronto, Ontario, Canada M6A2Z1

Shareholder Group (12)                                                7,347,263(12)         31.6%

----------
* Less than 1%.

(1) Consists of 800,000 shares of Common Stock issuable upon the exercise of Presently Exercisable Options at an exercise price of $0.15.

(2) Consists of (i) 400,000 shares of Common Stock owned by Mr. Drucker; and
(ii) 351,230 shares of Common Stock issuable upon the exercise of Presently Exercisable Options at an exercise price of $0.15. Mr. Drucker is also considered to be a member of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (see note 12 below). Other than the lock-up agreements described below, the members of the group have not entered into any agreement relating to the acquisition, disposition or voting of such shares.

(3) Consists of 172,359 shares of Common Stock issuable upon the exercise of Presently Exercisable Options at an exercise price of $0.15.

(4) Consists of (i) 2,300,000 shares of Common Stock owned by Dr. Arbel; and
(ii) 33,333 shares of Common Stock issuable upon the exercise of Presently Exercisable Options at an exercise price of $0.75. Dr. Arbel is also considered to be a member of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (see note 12 below). The members of the group have not entered into any agreement relating to the acquisition, disposition or voting of such shares. Dr. Arbel's address is 6 Hadison Street, Jerusalem, Israel.

(5) Consists of 100,000 shares of restricted stock, which shares are subject to the Company's right to repurchase at a purchase price of par value ($0.00005), which repurchase right expires in three (3) equal annual installments beginning on May 27, 2006.

(6) Consists of 100,000 shares of restricted stock, which shares are subject to the Company's right to repurchase at a purchase price of par value ($0.00005), which repurchase right expires in three (3) equal annual installments beginning on May 27, 2006.

(7) Consists of shares of Common Stock issuable upon the exercise of Presently Exercisable Warrants. Tel Aviv University and Tel Aviv University Economic Corp. Ltd. may each be deemed the beneficial owners of these shares. Based solely on information provided in Schedule 13D filed with the SEC by Ramot at Tel-Aviv University Ltd. on November 21, 2005.

(8) Consists of shares of Common Stock issuable upon the exercise of Presently Exercisable Warrants. Based solely on information provided in Schedule 13D filed with the SEC by Prof. Eldad Melamed on September 26, 2005.

(9) Consists of shares of Common Stock issuable upon the exercise of Presently Exercisable Warrants. Based solely on information provided in Schedule 13D filed with the SEC by Daniel Offen on September 26, 2005.

(10) Based solely on information provided in Schedule 13D filed with the SEC by Zegal & Ross Capital on July 16, 2004.

(11) Based solely on information provided in Schedule 13D filed with the SEC by Basad Holdings Ltd. on July 27, 2004.

(12) Information is based on Schedule 13Ds received by the Company from the following persons indicating beneficial ownership of the following number of shares, respectively: Irit Arbel (2,300,000), Inon Barnea (40,000), Jonatan Berlin (300,000), Yoram Drucker (400,000), Ilan Drucker (300,000), Rachel Even (460,000), Gil Mastey (190,000), Iris Nehorai (700,000), Ilana Nehorai (750,000), Elazar Nehorai (700,000), Osnat Reuveni (700,000), Erez Schwartz (300,000). The Schedule 13Ds indicate that (i) such persons are considered to be a group within the meaning of Section 13(d)(3) of the Securities Exchange Act;
(ii) the members of the group have not entered into any agreement relating to the acquisition, disposition or voting of such shares; and (iii) each person has sole voting and dispositive power with respect to his or her shares. Information also includes Yoram Drucker's Presently Exercisable Options to purchase 351,230 shares of Common Stock at an exercise price of $0.15 and Dr. Irit Arbel's Presently Exercisable Options to purchase 33,333 shares of Common Stock at an exercise price of $0.75.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      Our Articles of Incorporation authorize no less than one and no more than six directors. Our Board of Directors is currently comprised of three directors. Our Articles of Incorporation divide the Board of Directors into three classes--Class I, Class II and Class III. Each class of directors will normally be elected for a three-year term. However, in order to stagger the election of the three classes in the future, this year the Class I director will have a one-year term and will be up for re-election at the 2007 Annual Meeting of Shareholders for a three-year term, and the Class II director will have a two-year term and will be up for re-election at the 2008 Annual Meeting of Shareholders for a three-year term. The affirmative vote of the holders of a plurality of the votes cast in person or by proxy at an annual meeting of shareholders by the shares entitled to vote is required for the election by shareholders of directors to the Board of Directors.

      The Board of Directors recommends that the three nominees named below be elected to serve on the Board of Directors, each of whom is presently serving as a director. Shares of Common Stock represented by all proxies received and not marked so as to withhold authority to vote for any individual nominee or for all nominees will be voted for the election of the three nominees named below. Each nominee has consented to being named in this Proxy Statement and has indicated his willingness to serve if elected. If for any reason any nominee should become unable or unwilling to serve, the persons named as proxies may vote the proxy for the election of a substitute nominee selected by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve. Shareholders may vote for no more than three nominees for director.

      Biographical and certain other information concerning the Company's nominees for election to the Board of Directors is set forth below. Information with respect to the number of shares of the Company's Common Stock beneficially owned by each director as of March 31, 2006 appears above under "Security Ownership of Certain Beneficial Owners and Management." No director or executive officer is related by blood, marriage or adoption to any other director or executive officer.

                  Name                              Age    Position
                  ----                              ---    --------
                  Nominee for Class I Director:
                  Irit Arbel                        46     Director

                  Nominee for Class II Director:
                  Michael Greenfield (Ben-Ari)      46     Director

                  Nominee for Class III Director:
                  Robert Shorr                      52     Director

Nominee for Class I Director:

      Dr. Irit Arbel joined the Company in May 2004 as a director and as our President. She served as President until she resigned in November 2004 in order to enable Dr. Beck's appointment. Dr. Arbel was President and CEO of Pluristem Life Systems, Inc. from 2003 to June 2004, and was Israeli Sales Manager of Merck, Sharp & Dohme from 1998 to 2002. From 1995 to 1997, Dr. Arbel served as the head of research for Hadassa-Ein Karem Hospital in Jerusalem. Dr. Arbel specialized in the use of pharmaceuticals for neurology, ophthalmology and dermatology treatments. Dr. Arbel earned her Post Doctorate degree in 1997 in Neurobiology, after performing research in the area of Multiple Sclerosis. Dr. Arbel also holds a Chemical Engineering degree from the Technion, Israel's Institute of Technology.

Nominee for Class II Director:

      Mr. Michael Greenfield (Ben-Ari) became a director of the Company in December 2004. Mr. Greenfield (Ben-Ari) manages Evergreen Field Enterprises, his own consulting company which he formed in 1997. From 1991 to 1997, Mr. Greenfield (Ben-Ari) served as Vice President of Marketing at Bank Leumi. Mr. Greenfield (Ben-Ari) holds an MBA from Tel-Aviv University and a BA from Brandeis University.

Nominee for Class III Director:

      Dr. Robert Shorr joined the Company as a director in March 2005. Since 2000, Dr. Shorr has served as President and CEO of Cornerstone Pharmaceuticals, a bio-technology company. Since 1998, he has also served as Director of Business Development at the State University of New York at the Stony Brook Center for Advanced Technology. From 1998 until 2002, Dr. Shorr was Vice-President of Science and Technology (CSO) of United Therapeutics, a NASDAQ listed company. He has served as trustee at the Tissue Engineering Charities, Imperial College, London since 1999. Prior to 1998 he held management positions at Enzon Inc., a NASDAQ listed company, and AT Biochem of which he was also founder. Dr. Shorr also served on the Board of Directors of Biological Delivery Systems Inc., a NASDAQ listed company. Dr. Shorr holds both a Ph.D. and a D.I.C. from the University of London, Imperial College of Science and Technology as well as a B.Sc. from the State University of New York.

The Board of Directors recommends a vote FOR the election of the nominees named above as directors of the Company.

                                 PROPOSAL NO. 2
                     AMENDMENT OF ARTICLES OF INCORPORATION

      This proposal would approve an amendment to the Company's Articles of Incorporation, as described below. The amendment to the Articles of Incorporation that you are being asked to approve pursuant to this Proposal No. 2 will be substantially in the form of Appendix A attached to this Proxy Statement.

      The Company's Articles of Incorporation, as currently in effect, authorize the Company to issue up to 200,000,000 shares of Common Stock, par value $0.00005 per share, and 40,000,000 shares of Preferred Stock, par value $0.00005 per share. The Board is proposing to amend and restate the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 200,000,000 to 440,000,000.

      On the Record Date, the Company had 23,429,961 shares of Common Stock outstanding. The Board is proposing the increase of the Common Stock to provide the Company with greater flexibility in its financing options. The Company is currently contemplating various financings. The additional Common Stock would be available for issuance from time to time as determined by the Board for any proper corporate purpose. The increase in the number of authorized shares of Common Stock would enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders at that time. Any future issuances will remain subject to separate shareholder approval if required under Washington law.

      In addition to the corporate purposes discussed above, the authorization of additional shares of Common Stock, under certain circumstances, may have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing the additional authorized shares of Common Stock to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company and our shareholders. However, the Board is not aware of any attempt to take control of the Company, and the Board did not propose the increase in the Company's authorized capital stock with the intent that it be used as an anti-takeover device.

      The relative voting and other rights of holders of the Common Stock will not be altered by the authorization of additional shares of Common Stock. Each share of Common Stock will continue to entitle its owner to one vote. As a result of the increase in the authorized number of shares of Common Stock, the potential number of shares of Common Stock outstanding will be increased.

      If the proposal is approved, the Company will file the amendment to the Articles of Incorporation with the Washington Secretary of State, which will become effective on the date the filing is accepted by the Secretary of State.

The Board of Directors recommends a vote FOR the amendment to the Company's Articles of Incorporation.

                                 PROPOSAL NO. 3
           AUTHORIZATION OF BOARD OF DIRECTORS TO AMEND THE ARTICLES
                OF INCORPORATION TO ELIMINATE THE PREFERRED STOCK

      This proposal would authorize the Board of Directors, in its discretion, should it deem it to be appropriate and in the best interests of the Company and its shareholders, to amend the Company's Articles of Incorporation to eliminate the class of Preferred Stock and all authorized shares of Preferred Stock. The amendment to the Articles of Incorporation that you are being asked to approve pursuant to this Proposal No. 3 will be substantially in the form of Appendix B attached to this Proxy Statement.

      The Company's Articles of Incorporation, as currently in effect, authorize the Company to issue up to 40,000,000 shares of Preferred Stock, par value $0.00005 per share. There are no shares of Preferred Stock issued or outstanding. The Company is currently contemplating various financings. Certain of these financings may require that the Company only have one class of equity securities outstanding. If the Board of Directors has the authority to eliminate the Preferred Stock, it will enable the Company to promptly take advantage of market conditions and the availability of favorable financing opportunities without the delay and expense associated with holding a special meeting of shareholders at that time. Any contemplated financing will remain subject to separate shareholder approval if required under Washington law.

      If the proposal is approved, and the Board of Directors determines that the elimination of the Preferred Stock is appropriate and in the best interests of the Company and its shareholders, the Company will file the amendment to the Articles of Incorporation eliminating the Preferred Stock with the Washington Secretary of State, which will become effective on the date the filing is accepted by the Secretary of State.

The Board of Directors recommends a vote FOR the proposal to authorize the Board of Directors, in its discretion, should it deem it to be appropriate and in the best interests of the Company and its shareholders, to amend the Articles of Incorporation to eliminate the class of Preferred Stock and all authorized shares of Preferred Stock.

                                 PROPOSAL NO. 4
              RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

      The Board of Directors has appointed Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, ("Kost") as the Company's independent registered public accounting firm to audit the Company's financial statements for the current fiscal year. Kost has audited the financial statements of the Company for the fiscal years ending March 31, 2006 and March 31, 2005. The Board of Directors is asking the Company's shareholders to ratify the appointment of Kost as the Company's independent registered public accounting firm. Although ratification is not required by the Company's Bylaws or otherwise, the Board is submitting the appointment of Kost to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection of Kost as the Company's independent registered public accounting firm, the Board will reconsider its selection. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the Company's and its shareholders' best interests. A representative of Kost is not expected to be present at the Meeting and will not have the opportunity to make a statement or be available to respond to appropriate questions from shareholders.

The Board of Directors recommends a vote FOR ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company's independent registered public accounting firm for the current fiscal year.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

Board Meetings

      The Board of Directors held nine meetings during the fiscal year ended March 31, 2006. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors during the fiscal year ended March 31, 2006.

Committees of the Board

      The Board of Directors does not have an audit committee, and therefore does not have an audit committee financial expert. The Board of Directors does not currently have a compensation committee or a nominating committee. Two "independent" directors (as the term is defined in Nasdaq Rule 4200(a)(15)) were elected to our Board in December 2004 and March 2005, and we intend to create an audit committee as well as a compensation committee and a nominating committee consisting of such independent directors in the future. Until then, however, our Board of Directors performs these functions.

      Each member of the Board of Directors participates in the consideration of director nominees. Due to the size of the Company, the Board of Directors does not currently have a policy regarding shareholder recommendations of director nominees. The Board of Directors does not have any specific, minimum qualifications for director nominees, but considers a variety of factors in selecting director nominees, including, but not limited to the following: integrity, education, business acumen, knowledge of the Company's business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all shareholders.

Family Relationships

      There are no family relationships between the executive officers or directors of the Company.

Involvement in Certain Legal Proceedings

       None.

Code of Ethics

      On May 27, 2005, our Board of Directors adopted a Code of Business Conduct and Ethics that applies to, among other persons, members of our Board of Directors, our officers, including our Chief Operating Officer (our principal executive officer) and our Chief Financial Officer (our principal financial and accounting officer), contractors, consultants and advisors.

      We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request. Requests can be sent to Brainstorm Cell Therapeutics Inc., 110 East 59th Street, 25th Floor, New York, NY 10022, Attn:
Chief Financial Officer.

Communication with the Board of Directors

      Due to the size of the Company, the Company has no formal process for shareholders to send communications to the Board of Directors. Shareholders may send written communications to the Board of Directors or any individual members to the Company's offices, 110 East 59th Street, 25th Floor, New York, NY 10022. All such communications will be relayed accordingly, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

                             ADDITIONAL INFORMATION

Executive Officers

      Set forth below is a summary description of the principal occupation and business experience of each of the Company's executive officers.

Name                                   Age    Position

Yoram Drucker                          41     Chief Operating Officer
                                              (Principal Executive Officer)

David Stolick                          40     Chief Financial Officer

      Yoram Drucker joined the Company as our Chief Operating Officer in November 2004. In connection with Dr. Beck's resignation from her positions as President and Chief Executive Officer and director of the Company on November 10, 2005, Mr. Drucker has also assumed Dr. Beck's responsibilities as the Company's principal executive officer. From 1998 through 2004, Mr. Drucker was an independent consultant regarding business development, finance, strategy, and operations. From 1997 to 1998, Mr. Drucker managed a real estate brokerage firm. From 1995 through 1996, Mr. Drucker managed his own promotion company and created and designed marketing and promotion concepts for various Israeli companies. From 1990 through 1995, Mr. Drucker served as manager of the production department of one of Israel's largest diamond factories.

      David Stolick joined the Company in February 2005 as our Chief Financial Officer. From 1995 to 2005, Mr. Stolick was Corporate Controller of M-Systems Flash Disk Pioneers Ltd., a NASDAQ listed company. In 1994 he served as Deputy Controller of Electronics Line Ltd., an Israeli publicly traded company, and from 1991 until 1994 he was Audit Manager at Goldstein, Sabbo, and Tebet Accountants. Mr. Stolick holds a B.A. in Economics and Accounting from Ben-Gurion University. He has been qualified as a certified accountant in Israel since 1993.

Director Compensation

      We reimburse our directors for reasonable travel and other out-of-pocket expenses incurred in connection with attending board meetings. On May 27, 2005, we approved the following compensation for non-employee directors beginning fiscal year 2006: (i) annual retainer of $10,000; (ii) meeting participation fees of $1,000 for each meeting of the board or duly constituted committee of the board attended in person; and (iii) $500 for each board or committee meeting attended by telephone. In the fiscal year ended March 31, 2006, we paid our directors the following compensation: (i) Dr. Irit Arbel received an aggregate of $10,000 and was issued an option to purchase 100,000 shares of our Common Stock, at an exercise price of $0.75 per share, vesting in three (3) equal annual installments beginning on May 27, 2006; (ii) Dr. Robert Shorr received an aggregate of $5,000 and was issued 100,000 restricted shares, which are subject to the Company's right to repurchase at a purchase price of par value ($0.00005), which repurchase right lapses in three equal annual installments beginning on May 27, 2006; and (iii) Michael Greenfield (Ben Ari) received an aggregate of $5,000 and was issued 100,000 restricted shares, which are subject to the Company's right to repurchase at a purchase price of par value ($0.00005), which repurchase right lapses in three (3) equal annual installments beginning on May 27, 2006.

EXECUTIVE COMPENSATION

Summary Compensation

      The following table sets forth certain summary information with respect to the compensation paid during the fiscal years ended March 31, 2006 and 2005 earned by each of the following individuals: (i) the Chief Operating Officer,
(ii) the Chief Financial Officer and (iii) our former President and Chief Executive Officer (collectively, the "Named Executive Officers"). None of the Named Executive Officers earned any compensation in the fiscal year ended March 31, 2004. Each of the Named Executive Officers is paid in New Israeli Shekel
(NIS); the amounts below are the U.S. dollar equivalent. In the table below, columns required by the regulations of the SEC have been omitted where the Company did not have any information to disclose under those columns.

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation
                                              ------------------------------
                                                                                    Long-Term Compensation
                                                                             ------------------------------------
                                                                                            Awards
                                                                             ------------------------------------
                                                                                 Securities
                                                              Other Annual   Underlying Options/    All Other
Name and Principal Position    Year          Salary ($)   Compensation ($)(1)   SARS Granted     Compensation ($)
Dr. Yaffa Beck
Former President,              2006           83,760           14,372                   --         47,355(2)
Chief Executive Officer        2005           42,675            7,075            1,828,692             --

Yoram Drucker
Chief Operating Officer        2006           60,462           11,025                   --             --
(Principal Executive           2005           19,457            3,720              685,760             --
Officer)

David Stolick
Chief Financial Officer        2006           60,500           11,280              400,000(3)          --
                               2005           18,872              349              400,000             --

(1) Includes management insurance (which includes pension, disability insurance and severance pay), payments towards such employee's education fund and Israeli social security.

(2) Represents the full amount of the severance payment owed to Dr. Beck, to be paid to Dr. Beck in ten (10) monthly installments pursuant to the Termination Agreement and General Release dated March 20, 2006. During the fiscal year ended March 31, 2006, $5,000 of such severance payment was paid to Dr. Beck.

(3) Due to the amendment of the exercise price of the option originally granted to Mr. Stolick on March 29, 2005, there was a deemed cancellation of that option and a grant of a replacement option on February 6, 2006. Mr. Stolick only has an option to purchase 400,000 shares of Common Stock, not 800,000.

Option Grants During Fiscal Year Ended March 31, 2006

      The following table sets forth information regarding options to purchase Common Stock granted to Mr. Stolick during the fiscal year ended March 31, 2006. No options were granted to any other Named Executive Officer during the fiscal year ended March 31, 2006. The Company has never granted any stock appreciation rights.

                      OPTION GRANT IN LAST FISCAL YEAR

                  Number of Securities              Percent of Total
                   Underlying Options              Options Granted to        Exercise or Base Price       Expiration Date
    Name               Granted (#)               Employees in Fiscal Year            ($/Sh)
David Stolick          400,000(1)                          100%                       0.15                  02/13/2015

(1) Due to the amendment of the exercise price of an outstanding option originally granted to Mr. Stolick on March 29, 2005, there was a deemed cancellation of that option and a grant of a replacement option on February 6, 2006.

Options Exercised During Fiscal Year Ended March 31, 2006

      The following table sets forth the number of exercisable and unexercisable options to purchase Brainstorm Common Stock held by the Named Executive Officers as of March 31, 2006. No stock options to purchase Brainstorm Common Stock were exercised by any Named Executive Officer during the fiscal year ended March 31, 2006.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND 2005 FISCAL YEAR END
                                  OPTION VALUES

                                        Number of Securities
                                        Underlying Unexercised                       Value of Unexercised In-The-Money
                                         Options at FY-End (#)                              Options at FY-End ($)
                                  ------------------------------------              ------------------------------------
Name                              Exercisable            Unexercisable              Exercisable            Unexercisable
----                              -----------            -------------              -----------            -------------
Dr. Yaffa Beck                      800,000                       --                  272,000                       --
Yoram Drucker                       313,132                  372,628                  106,456                  126,693
David Stolick                       150,137                  249,863                   51,047                   84,953

Report of Board of Directors on Repricing of Options/SARs

      On February 6, 2006, in light of the significant decline in the Company's share price in the last fiscal year, the Company's Board of Directors approved the repricing of Mr. Stolick's option to purchase 400,000 shares of Common Stock granted pursuant to his employment agreement with the Company, such that his stock option currently has an exercise price of $0.15 per share.

Executive Employment Agreements

      Yoram Drucker. Pursuant to his employment agreement dated November 16, 2004 (the "Drucker Effective Date"), Mr. Drucker is entitled to an initial base salary of $4,000 per month, which was increased six (6) months subsequent to the Drucker Effective Date to $6,000 per month. Mr. Drucker is eligible to receive an annual bonus in connection with the achievement of milestones and/or objectives, in each case as determined by the Board of Directors.

      Mr. Drucker is entitled to coverage under our Directors' and Officers' liability insurance policy and to a written undertaking from the Company and its subsidiary to indemnify and release him to the full extent possible in accordance with the Israeli Companies Law 5759-1999 and the applicable laws of the State of Washington.

      Pursuant to his employment agreement and the Company's Global Plan, Mr. Drucker was granted options to purchase 685,760 shares of our Common Stock at a price per share of $0.15, which options vest and become exercisable in thirty-six equal monthly installments from the Drucker Effective Date. These options are exercisable by Mr. Drucker for a ten (10) year period following the Drucker Effective Date, but in any case not later than four (4) years after termination of his employment agreement.

      Mr. Drucker's employment agreement has no stated term and is terminable by either party upon 90 days prior notice or by the Company with 30 days prior notice in the event of a termination for cause (including a 15 day opportunity to cure). Mr. Drucker is prohibited, during the term of his employment and for a period of 12 months thereafter, from competing with the Company or its subsidiary or soliciting any of the Company's or its subsidiary's customers or employees. Mr. Drucker's employment agreement also provides that if Mr. Drucker's employment is terminated by the Company without cause, by Mr. Drucker as a result of a constructive discharge or as a result of Mr. Drucker's disability or death, all of the remaining unvested options granted to Mr. Drucker shall vest immediately as of the notice of termination, and Mr. Drucker or his successor shall be entitled to exercise the vested options from the date of such termination until the earlier of four (4) years thereafter or their expiration date. If Mr. Drucker's employment is terminated as a result of his disability or death, or within two (2) years of the Drucker Effective Date, only 67% of the remaining unvested options shall vest immediately as of the date of the notice of termination. If the Company terminates Mr. Drucker's employment with cause, he shall be entitled to exercise the options vested as of the date of the notice of termination until 12 months following such date.

      David Stolick. Pursuant to his employment agreement effective as of February 13, 2005 (the Stolick Effective Date), Mr. Stolick is entitled to an initial base salary of 20,000 New Israeli Shekel (NIS) per month (approximately $4,470), which was increased six (6) months subsequent to the Stolick Effective Date, to NIS 28,000 per month. Mr. Stolick was granted, pursuant to the Company's Global Plan, options to purchase 400,000 shares of the Company's Common Stock at a price per share of $0.75 each, which options vest and become exercisable in thirty-six equal monthly installments from the Stolick Effective Date. Mr. Stolick's stock options are exercisable by Mr. Stolick for a ten (10) year period following the Stolick Effective Date, but in any case not later than two (2) years after termination of his employment agreement. On February 6, 2006, in light of the significant decline in the Company's share price in the last fiscal year, our Board of Directors approved the repricing of Mr. Stolick's 400,000 options such that the options are currently exercisable at an exercise price of $0.15 per share. Mr. Stolick is entitled to coverage under the Company's Directors' and Officers' liability insurance policy and to a written undertaking from the Company and its subsidiary to indemnify and release him to the full extent possible in accordance with the Israeli Companies Law 5759-1999 and the applicable laws of the State of Washington.

      Mr. Stolick's employment agreement has no stated term and is terminable by either party upon 90 days prior notice or by the Company without prior notice upon a termination for cause. If Mr. Stolick resigns as a result of a constructive discharge, or if his employment is terminated as a result of Mr. Stolick's disability or death, 67% of the remaining unvested options granted to Mr. Stolick will vest immediately as of the date of the notice of termination, and Mr. Stolick or his successor will be entitled to exercise the vested options from the date of such termination until the earlier of two (2) years thereafter or their expiration date. Mr. Stolick is prohibited, during the term of his employment and for a period of 12 months thereafter, from competing with the Company or its subsidiary or soliciting any of the Company's or its subsidiary's customers or employees.

      Dr. Yaffa Beck. On March 20, 2006, in connection with Dr. Beck's resignation from her positions as officer and director of the Company, the Company and its subsidiary entered into a Termination Agreement and General Release with Dr. Beck. Under the termination agreement, the Company and Dr. Beck agreed to terminate their employment relationship effective February 9, 2006. Pursuant to the termination agreement, the Company will pay in 10 monthly installments beginning on March 1, 2006, a total of $47,355 to Dr. Beck. If the Company raises an aggregate of $1,000,000 through equity financings after February 9, 2006, the Company will pay the then total outstanding amount to Dr. Beck in one lump-sum payment. In addition, if the Company is granted certain EC research and development grants as detailed in the termination agreement, it will pay Dr. Beck a bonus of $30,000 upon the earlier of (i) 15 days after the Company receives an initial payment of such EC grant of at least $50,000 or (ii) 15 days after the receipt of aggregate proceeds of $1,000,000 from equity financings. Under the termination agreement, options granted to Dr. Beck to acquire 800,000 shares of the Company's Common Stock at an exercise price of $0.15 per share are fully vested and are exercisable until February 9, 2010. All other options previously granted to Dr. Beck were forfeited to the Company. The Company was recently notified that its applications for the EC research and development grants were declined; therefore, Dr. Beck is not entitled to receive the $30,000 bonus described above.

      In addition, under the termination agreement, Dr. Beck released the Company from any and all claims arising out of or related to her employment or termination from employment with the Company, except for (i) claims based on the enforcement of the termination agreement, (ii) claims for unemployment payment,
(iii) claims based on events occurring after the date of the termination agreement and (iv) any right of Dr. Beck under the Company's 2004 Global Share Option Plan with respect to the 800,000 vested stock options granted to Dr. Beck. The Company released Dr. Beck from any and all claims arising from or related to Dr. Beck's employment or termination from employment with the Company, except for (i) claims based on the enforcement of the termination agreement, and (ii) claims based on events occurring after the date of the termination agreement.

Lock-up Agreements

      On March 21, 2005, we entered into lock-up agreements with (i) 29 shareholders with respect to 15,290,000 shares of our Common Stock, and (ii) holders of warrants to purchase 12,800,844 shares of our Common Stock. Under the lock-up agreements, the security holders may not transfer the shares of Common Stock and warrants to anyone other than permitted transferees without the prior consent of our Board of Directors, for the period of time as follows: (1) eighty-five percent (85%) of the securities are restricted from transfer for the twenty-four (24) month period following July 8, 2004 (the date of our original research and license agreement with Ramot at Tel Aviv University Ltd.) and (2) fifteen percent (15%) of the securities are restricted from transfer for the twelve (12) month period following July 8, 2004. On July 8, 2005, the lock-up agreements expired with respect to fifteen percent (15%) of the securities that were subject to the lock-up agreements, and on July 8, 2006 the lock-up agreements expired with respect to eighty-five percent (85%) of the securities that were subject to the lock-up agreements.

      On March 26, 2006, we entered into new lock-up agreements (the "New-Lock Up Agreements") with each of Zegal & Ross Capital LLC, Ms. Irit Arbel, Based Holdings Ltd., Ofilam LLC, and Yoram Drucker, with respect to 7,810,000 shares of our Common Stock held by them. These lock-up agreements amend and restate the previous lock-up agreements described above. Under the New Lock-Up Agreements, these shareholders may not sell or otherwise transfer their shares to anyone other than permitted transferees without the prior written consent of the Company's Board of Directors, as follows: (i) eighty-five percent (85%) of the shares will be restricted from transfer until December 31, 2006, and (ii) fifteen percent (15%) of the shares will be free from the transfer restrictions. All of the restrictions under the New Lock-Up Agreements will automatically terminate upon the effectiveness of any registration statement filed by the Company for the benefit of Ramot at Tel Aviv University Ltd.

Certain Relationships and Related Transactions.

      On July 8, 2004, we entered into the Original Ramot Agreement with Ramot, the technology licensing company of Tel Aviv University, which agreement was amended on March 30, 2006 by the Amended Research and License Agreement (described below). Under the terms of the Original Ramot Agreement, Ramot granted to us an exclusive license to (i) the know-how and patent applications on the stem cell technology developed by the team led by Prof. Melamed and Dr. Offen, and (ii) the results of further research to be performed by the same team on the development of the stem cell technology. Simultaneously with the execution of the Original Ramot Agreement, we entered into individual consulting agreements with Prof. Melamed and Dr. Offen pursuant to which all intellectual property developed by Prof. Melamed or Dr. Offen in the performance of services thereunder will be owned by Ramot and licensed to us under the Original Ramot Agreement.

      As of November 4, 2004, we entered into consulting agreements with Prof. Melamed and Dr. Offen, under which we pay each of them an annual consulting fee of $72,000 and we issued each of them warrants to purchase 1,097,215 shares of our Common Stock (3% of our issued and outstanding shares at such time). Each of the warrants is exercisable for a five-year period beginning on November 4, 2005.

      Under the Original Ramot Agreement, we agreed to fund further research relating to the licensed technology in an amount of $570,000 per year for an initial period of two years and for an additional two-year period if certain research milestones are met.

       In consideration for the license, we originally agreed to pay Ramot:

      o     An up-front license fee of $100,000;

      o 5% of all net sales of products, as those terms are defined in the Original Ramot Agreement; and

      o 30% of all sublicense receipts, as such term is defined in the Original Ramot Agreement.

      In addition, under the Original Ramot Agreement, we issued to Ramot and its designees warrants to purchase an aggregate of 10,606,415 shares of our Common Stock, which represented 29% of our issued and outstanding shares of Common Stock as of November 4, 2004. Each of the warrants is exercisable for a five-year period beginning on November 4, 2005.

      On March 30, 2006, we entered into the Amended Research and License Agreement with Ramot. Under the amended agreement, the funding of further research relating to the licensed technology in an amount of $570,000 per year has been reduced to $380,000 per year. In addition, under the amended agreement, the initial period of time that the Company has agreed to fund the research has been extended from an initial period of two (2) years to an initial period of three (3) years. The amended agreement also extends the additional two-year period in the Original Ramot Agreement to an additional three-year period, if certain research milestones are met. The amended agreement reduces certain royalty payments that the Company may have to pay from five percent (5%) to three percent (3%) of all net sales (as defined in the agreement). The amended agreement also reduces potential payments concerning sublicenses from 30% to 20-25% of sublicense receipts (as defined in the agreement).

Independent Registered Public Accounting Firm

      On November 1, 2004, we appointed Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, ("Kost") as the Company's independent auditor and dismissed Manning Elliott. The decision to change auditors was considered and approved by our Board of Directors.

      During the Company's two most recent fiscal years preceding Manning Elliott's dismissal, the reports of Manning Elliott on the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph that expressed that substantial doubt existed regarding the Company's ability to continue as a going concern. During the Company's two most recent fiscal years preceding the dismissal, there was no disagreement with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Manning Elliott's satisfaction, would have caused it to make a reference to the subject matter of the disagreements in connection with its report. Manning Elliott has never presented a written report or otherwise communicated in writing to the Company or its Board of Directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-B.

      On November 2, 2004, we filed a Current Report on Form 8-K with the SEC reporting the events described above. Attached as an exhibit to the Current Report on Form 8-K is a letter from Manning Elliott indicating that the Company provided Manning Elliott with a copy of the foregoing disclosure and stating that it agreed with the statements contained in the disclosure, except with respect to certain statements with respect to which it had no basis on which to agree or disagree.

      The following table presents fees for professional audit services rendered by Kost for the audit of the Company's annual financial statements for the years ended March 31, 2006 and 2005, and fees billed for other services rendered by Kost during those periods.

                                     2006                2005
                                    -------             -------
Audit Fees (1)                      $55,000             $47,974
Audit-Related Fees(2)                    --             $14,526
Tax Fees                                 --                  --
All Other Fees (3)                       --                  --

Total Fees (3)                      $55,000             $62,500

(1) Audit fees are comprised of fees for professional services performed by Kost for the audit of the Company's annual financial statements and the review of the Company's quarterly financial statements, as well as other services provided by Kost in connection with statutory and regulatory filings or engagements.

(2) Audit-related fees are comprised of fees related to the audits of employee benefit plans.

(3) In addition to the Total Fees included above, the Company paid to Manning Elliott LLP (a) $4,600 in fees for the review of one of the Company's quarterly financial statements in the fiscal year ended March 31, 2005 and (b) $750 in fees for other services provided in connection with regulatory filings in the fiscal year ended March 31, 2006.

      We do not use Kost for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements and generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Kost to provide compliance outsourcing services.

Pre-approval Policies

      The Board of Directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board before the services were rendered.

      The Board of Directors has considered the nature and amount of fees billed by Kost and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Kost's independence.

Report of Board of Directors

      The Board of Directors has reviewed and discussed the Company's audited financial statements for the fiscal year ending March 31, 2006 with the Company's management. The Board of Directors has discussed with Kost, the Company's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61. The Board of Directors has received the written disclosures and the letter from Kost required by Independence Standards Board Standard No. 1 and has discussed with Kost its independence. The Board of Directors has also considered whether Kost's provision of non-audit services to the Company is compatible with maintaining Kost's independence. Based on such reviews and discussions, among other things, the Board of Directors approved the inclusion of the audited financial statements referred to above in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006.

                                                 BOARD OF DIRECTORS

                                                 Dr. Irit Arbel
                                                 Michael Greenfield (Ben-Ari)
                                                 Dr. Robert Shorr

      The information contained in the foregoing Report of Board of Directors shall not be deemed to be "soliciting material" or "filed" or incorporated by reference into any of the Company's previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock (collectively, the "Reporting Persons"), to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from the Reporting Persons, we believe that during the fiscal year ended March 31, 2006, all Reporting Persons complied with the applicable requirements of Section 16(a) of the Exchange Act. There are no known failures to file a required Form 3, Form 4 or Form 5.

Annual Report on Form 10-KSB

      Together with this Proxy Statement, the Company is sending a copy of its 2006 Annual Report on Form 10-KSB (without exhibits) to all of its shareholders of record as of July 21, 2006. The 2006 Annual Report contains the Company's audited consolidated financial statements for the fiscal years ended March 31, 2006 and 2005.

      A copy of the Company's Annual Report on Form 10-KSB (with all exhibits) for the fiscal year ended March 31, 2006 filed with the SEC may be accessed from the SEC's website at www.sec.gov and from the Investor Relations section of the Company's website at www.Brainstorm-cell.com and may be obtained without charge upon written request to Brainstorm Cell Therapeutics Inc., 110 East 59th Street, 25th Floor, New York, NY 10022, Attention: Chief Financial Officer.

Other Matters

      The Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. Discretionary authority for them to do so is contained in the enclosed proxy card.

      An adjournment of the Meeting may be made from time to time by the chairman of the Meeting or by approval of the holders of shares representing a majority of the votes present in person or by proxy at the Meeting, whether or not a quorum exists. In their discretion, the proxies named in the proxy card are authorized to vote upon any adjournment of the Meeting.

Shareholder Proposals

      Proposals of shareholders intended for inclusion in the Company's proxy statement for the annual meeting of shareholders to be held in 2007 or special meeting of shareholders held in lieu thereof in accordance with Rule 14a-8 promulgated under the Exchange Act, must be received by the Company at its principal executive offices at the following address: Brainstorm Cell Therapeutics Inc.; 110 East 59th Street, 25th Floor, New York, NY 10022 not later than April 24, 2007 in order to be included in the Company's proxy statement relating to the 2007 Meeting. Any such proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement relating to the 2007 meeting of shareholders.

      Pursuant to Rule 14a-4 promulgated under the Exchange Act ("Rule 14a-4"), shareholders who wish to make a proposal at the 2007 meeting of shareholders, other than a proposal intended for inclusion in the Company's proxy statement for the 2007 meeting of shareholders, must notify the Company not later than July 11, 2007. If a shareholder who wishes to present such a proposal fails to notify the Company by July 11, 2007, and such proposal is brought before the 2007 meeting of shareholders, then under the SEC's proxy rules, the proxies solicited by management with respect to such meeting will confer discretionary voting authority with respect to such shareholder proposal on those persons selected by management to vote the proxies. Even if a shareholder makes a timely notification, those persons selected by management to vote the proxies may still exercise discretionary voting authority under circumstances consistent with Rule 14a-4.

      In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that shareholders submit any proposals they might have by certified mail, return receipt requested to the Company.

Incorporation by Reference

      The SEC allows the Company to incorporate information "by reference" into this Proxy Statement, which means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference herein is deemed to be a part of this Proxy Statement and is being delivered to you with this Proxy Statement.

      This Proxy Statement incorporates by reference our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, a copy of which (without exhibits) is being delivered to you with this Proxy Statement and which contains important information about the Company that is not set forth in this Proxy Statement. A copy of our Annual Report on Form 10-KSB (with exhibits) has also been filed with the SEC and may be accessed from the SEC's homepage at www.sec.gov and from the Investor Relations section of the Company's website at www.Brainstorm-cell.com and may be obtained without charge upon written request to Brainstorm Cell Therapeutics Inc., 110 East 59th Street, 25th Floor,
Attention: Chief Financial Officer.

                                     By Order of the Board of Directors

                                     YORAM DRUCKER, Secretary

                                     New York, New York
                                     August 22, 2006

                                   APPENDIX A

                          FORM OF ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                        BRAINSTORM CELL THERAPEUTICS INC.

      The undersigned corporation under the Washington Business Corporation Act, hereby adopts the following Articles of Amendment to the Articles of Incorporation of said corporation:

      1. The name of the corporation is Brainstorm Cell Therapeutics Inc. (the "Corporation").

      2. The Articles of Incorporation of the Corporation are hereby amended by replacing Section 2.1, in its entirety, with the following:

                "2.1.  Authorized Capital

                       The total number of shares that this corporation is
                authorized to issue is 480,000,000, consisting of 440,000,000 shares of Common Stock having a par value of $0.00005 per share and 40,000,000 shares of Preferred Stock having a par value of $0.00005 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below."

      3. The Board of Directors of the Corporation recommended the foregoing amendment to the Corporation's shareholders pursuant to RCW 23B.10.060. The foregoing amendment was duly approved by the Corporation's shareholders at the Annual Meeting of Shareholders held on September 20, 2006, in accordance with the provisions of RCW 23B.10.030 and RCW 23B.10.040.

            These Articles of Amendment shall become effective upon filing.

      IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed by Yoram Drucker, its Chief Operating Officer, this ____ day of ______, 2006.


                                      BRAINSTORM CELL THERAPEUTICS INC.

                                      By: _____________________________
                                          Yoram Drucker
                                          Chief Operating Officer

                                   APPENDIX B

                          FORM OF ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                        BRAINSTORM CELL THERAPEUTICS INC.

      The undersigned corporation under the Washington Business Corporation Act, hereby adopts the following Articles of Amendment to the Articles of Incorporation of said corporation:

      1. The name of the corporation is Brainstorm Cell Therapeutics Inc. (the "Corporation").

      2. The Articles of Incorporation of the Corporation are hereby amended by replacing Article II, in its entirety, with the following:

                                   "ARTICLE II

                       The total number of shares that this corporation is
                authorized to issue is 440,000,000, consisting of 440,000,000 shares of Common Stock having a par value of $0.00005 per share."

      3. The Board of Directors of the Corporation recommended the foregoing amendment to the Corporation's shareholders pursuant to RCW 23B.10.060. The foregoing amendment was duly approved by the Corporation's shareholders at the Annual Meeting of Shareholders held on September 20, 2006, in accordance with the provisions of RCW 23B.10.030 and RCW 23B.10.040.

            These Articles of Amendment shall become effective upon filing.

      IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed by Yoram Drucker, its Chief Operating Officer, this ____ day of ______, 2006.


                                              BRAINSTORM CELL THERAPEUTICS INC.

                                              By: _____________________________
                                                  Yoram Drucker
                                                  Chief Operating Officer

                                   DETACH HERE
--------------------------------------------------------------------------------

                        BRAINSTORM CELL THERAPEUTICS INC.

PROXY                  2006 ANNUAL MEETING OF SHAREHOLDERS                 PROXY
                               SEPTEMBER 20, 2006

      The undersigned hereby appoints Yoram Drucker and David Stolick, and each of them singly, with full power of substitution, proxies to represent the undersigned at the 2006 Annual Meeting of Shareholders of Brainstorm Cell Therapeutics Inc. to be held on September 20, 2006 at 10:00 a.m., New York City Time, at the offices of the Company, 110 East 59th Street, 25th Floor, New York, NY 10022, and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting including the proposals set forth on the reverse side of this proxy card.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON THE PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

      PLEASE VOTE, DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

      Please sign exactly as your name(s) appear(s) on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by the authorized person.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

--------------------------------            ------------------------------------

--------------------------------            ------------------------------------

--------------------------------            ------------------------------------

--------------------------------            ------------------------------------

                                   DETACH HERE
--------------------------------------------------------------------------------

(X) PLEASE MARK VOTES AS IN THIS EXAMPLE.

BRAINSTORM CELL THERAPEUTICS INC.

1.      a)  Election of Class I director to serve until the 2007 annual meeting.
            Nominee:
            Dr. Irit Arbel
                 FOR                                         WITHHOLD
                 |_|                                            |_|

        b) Election of Class II director to serve until the 2008 annual meeting.
           Nominee:
           Michael Greenfield (Ben-Ari)
                FOR                                         WITHHOLD
                |_|                                            |_|

        c) Election of Class III director to serve until the 2009 annual meeting.
           Nominee:
           Dr. Robert Shorr
                FOR                                          WITHHOLD
                |_|                                            |_|

2. To approve the amendment of the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock from 200,000,000 to 440,000,000.

         FOR                          AGAINST                       ABSTAIN
         |_|                            |_|                            |_|

3. To authorize the Board of Directors, in its discretion, should it deem it to be appropriate and in the best interests of the Company and its shareholders, to amend the Company's Articles of Incorporation to eliminate the class of Preferred Stock and all authorized shares of Preferred Stock;

         FOR                          AGAINST                       ABSTAIN
         |_|                            |_|                            |_|

4. To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company's independent registered public accounting firm for the current fiscal year.

         FOR                          AGAINST                       ABSTAIN
         |_|                            |_|                            |_|

5. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.|_|

Mark box at right if an address change or comment has been noted on the reverse side of this proxy card.|_|

      The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of the 2006 Annual Meeting of Shareholders and the proxy statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given.

PLEASE BE SURE TO DATE AND SIGN THIS PROXY.

Signature:____________________________________       Date:______________________

Signature:____________________________________       Date:______________________





                        BRAINSTORM CELL THERAPEUTICS INC.

Dear Shareholder:

      Please take note of the important information enclosed with this proxy card. There are important issues related to the operation of the Company that require your immediate attention and approval. The issues are discussed in detail in the enclosed proxy materials.

      Your vote counts and you are strongly encouraged to exercise your right to vote your shares.

      Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it, and return your proxy card in the enclosed postage paid envelope.

      Your vote must be received prior to the 2006 Annual Meeting of Shareholders on September 20, 2006.

      Thank you in advance for your prompt consideration of these matters.

                                               Sincerely,

                                               Brainstorm Cell Therapeutics Inc.